UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2017 (September 11, 2017)

Key Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-08038	20-2648081
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney Street, Suite 1800 Houston, Texas 77010
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 651-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(e) On September 11, 2017 the Board elected Katherine Hargis, the Company’s Vice President, Chief Legal Officer and Corporate Secretary, to the office of Senior Vice President, General Counsel and Corporate Secretary effective September 12, 2017. In connection with the promotion, the Company adjusted Ms. Hargis’s cash bonus opportunity under the Company’s 2017 Annual Incentive Plan to conform to the cash bonus opportunity available to Senior Vice Presidents of the Company and granted Ms. Hargis (i) an award of 11,848 Time-Vested RSUs and 11,848 Performance-Based RSUs under the Company’s 2016 Equity and Cash Incentive Plan (the “ECIP”) pursuant to the performance metrics and other terms and conditions of the Performance-Based/Time-Vested Restricted Stock Unit Award Agreement previously approved for the grant of such awards and filed with the SEC; provided, however, that the Time-Vested RSUs will vest 25% on each of December 20, 2017, 2018, 2019 and 2020; (ii) an award of 5,924 Time-Vested Options and 5,942 Performance-Based Options under the ECIP, with an exercise price of $19.35, pursuant to the performance metrics and other terms and conditions of the Performance-Based/Time-Vested Option Award Agreement previously approved for the grant of such awards and filed with the SEC; provided, however, that the Time-Vested Options will vest 25% on each of December 15, 2017, 2018, 2019 and 2020; and (iii) an award of 5,924 Time-Vested Options and 5,942 Performance-Based Options under the ECIP, with an exercise price of $47.99, pursuant to the performance metrics and other terms and conditions of the Performance-Based/Time-Vested Option Award Agreement previously approved for the grant of such awards and filed with the SEC; provided, however, that the Time-Vested Options will vest 25% on each of December 20, 2017, 2018, 2019 and 2020. Ms. Hargis’s base compensation will remain the same through 2017, but will be evaluated for potential increase in 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

KEY ENERGY SERVICES, INC.

Date: September 12, 2017	By:	/s/ Robert Drummond
Robert Drummond
President and Chief Executive Officer